UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 31, 2006, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Cruises Ltd. Receives Antitrust Approval on Pullmantur Purchase; Announces Celebrity Expeditions and Celebrity, Pullmantur Ship Swap.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.

Section 9 –Exhibits

Item 9.01 Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release entitled “Royal Caribbean Cruises Ltd. Receives Antitrust Approval on Pullmantur Purchase; Announces Celebrity Expeditions and Celebrity, Pullmantur Ship Swap” dated October 31, 2006 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	October 31, 2006	By:	/s/ BRADLEY H. STEIN

			Name:	Bradley H. Stein
			Title:	Vice President and General Counsel

Exhibit 99.1

North American Media Contact: Lynn Martenstein (305) 490-6984

European Media Contact: Susan Hooper +44 1932 834 303

Latin American Media Contact: Maria Sastre (305) 982-2244 or (305) 213-3025

Investor Relations Contact: Greg Johnson (305) 213-3313

ROYAL CARIBBEAN CRUISES LTD. RECEIVES ANTITRUST APPROVAL ON PULLMANTUR PURCHASE; ANNOUNCES CELEBRITY EXPEDITIONS AND CELEBRITY, PULLMANTUR SHIP SWAP

MIAMI - October 31, 2006 – Royal Caribbean Cruises Ltd. has received antitrust approvals from Spain and Portugal on its planned purchase of Madrid-based cruise and tour operator Pullmantur S.A. With purchase plans on schedule, company officials also unveiled Celebrity Expeditions, an extension of the Celebrity Cruises brand, and a ship swap involving Pullmantur's Blue Dream and Celebrity’s Zenith.

In August, Royal Caribbean Cruises Ltd. signed an agreement with Pullmantur’s shareholders to buy all the company’s capital stock, subject to regulatory approvals. Today’s announcement eliminates the last major requirement to finalization. The company anticipates closing in mid-November.

“We are pleased that the Spanish and Portuguese authorities have given us the green light on our Pullmantur acquisition,” said Royal Caribbean Chairman and CEO Richard Fain. "It allows us to move ahead with very exciting plans for both Celebrity and Pullmantur. For Celebrity, it allows us to build out and extend the Celebrity brand with tailored ships for target markets—a long-time strategy for the brand—and, for Pullmantur, it enables us to add needed capacity to the fleet.”

Rounding out the Celebrity brand has been a strong focus for the company, and the expansion of Celebrity Expeditions furthers that strategic objective. When the 718-guest Blue Dream joins Celebrity’s fleet, it will formalize a small ship, destination-driven offering new to the brand, which will operate under the banner of Celebrity Expeditions. Currently, Celebrity has only one ship, the 100-guest Celebrity Xpedition in the Galapagos, in this category. The line expects the concept to grow over time.

“Celebrity Expeditions will offer the best of what Celebrity is all about—fine dining, superior service, relaxing spa treatments, engaging enrichment programs and exceptional destinations,” said Celebrity President Dan Hanrahan. “This offshoot is a natural extension of the brand, as we move into new markets with tailored-to-market products.”

Blue Dream will be renamed Celebrity Journey, and will join Celebrity’s fleet in April, 2007, sailing Bermuda itineraries from Cape Liberty in Bayonne, NJ, beginning May 5, 2007. Before switching brands, the ship will undergo a one-month revitalization and drydock to incorporate many of Celebrity’s signature elements such as two specialty restaurants; expanded spa services, including in-room offerings; expanded concierge service, including butlers; and additional guest suites. The restyled ship will sail the same Bermuda itineraries originally scheduled for Zenith.

“Celebrity Journey will be an ideal ship for the Bermuda market,” said Celebrity Cruises President Dan Hanrahan. “Its smaller size and upscale style are perfect complements to premium destinations such as St. Georges and Hamilton.”

Zenith will sail regularly scheduled Caribbean itineraries from Tampa until April 13, at which time she will sail a Caribbean and Bermuda itinerary from Tampa to Cape Liberty. The April 13 sailing will be the ship’s last sailing as part of the Celebrity fleet before the ship redeploys to the Pullmantur fleet in June, 2007. Before re-entering service, the ship will enter drydock where workers will add balcony cabins, enlarge public spaces and customize the ship for Spanish guests. Once retooled, Zenith will sail seven-night Mediterranean cruises between Athens and Venice.

“It is gratifying to see the benefits of our new alliance come together so quickly,” said Pullmantur General Manager Alfonso Lopez Perez. “Adding Zenith to our fleet gives us greater strength in meeting the demands of the Spanish market, and I am confident we will realize even greater synergies as our partnership grows.”

All guests currently holding bookings on Zenith in Bermuda will be contacted by Celebrity representatives to transfer existing reservations to similar accommodations on Blue Dream.

Celebrity has set up a toll-free number for travel agents and guests with questions about ship or itinerary changes. That number for group and individual bookings is 1-888-281-9343, featuring prompts to direct callers to areas of interest.

Celebrity Journey was constructed in France and entered service in May, 2000, as R6. The ship is 30,277-grt and has 358 staterooms. The German-built Zenith entered service in April, 1992, as a 46,811-grt vessel with 673 staterooms.

New bookings for sailings on Celebrity Journey will be available in the next several days. Ship itineraries for the remainder of 2007 will be announced shortly.

Celebrity Cruises offers comfortably sophisticated, upscale cruise experiences with highly personalized service, authentic five-star dining, and extraordinary attention to detail. Celebrity sails in Alaska, Bermuda, California, Caribbean, Europe, Galapagos Islands, Hawaii, Mexican Riviera, Panama Canal and South America, and will begin sailing in Australia and New Zealand in 2007. Noted for "The World's Best Large Ships," as voted by the readers of Conde' Nast Traveler (February 2006 Cruise Poll), Celebrity's current nine-ship fleet will be joined by Celebrity Solstice in 2008, Celebrity Equinox in 2009, and a third Solstice-class ship in 2010. For more information, call your travel agent, dial 1-800-437-3111 or visit the Celebrity web site at www.celebritycruises.com.

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